UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549
                                   ----------

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): February 24, 2004


                                 MEDIA 100 INC.
                                 --------------
               (Exact name of Registrant as specified in charter)

     DELAWARE                   0-14779                         04-2532613
     --------                   -------                         ----------
(State or other             (Commission File                (I.R.S. Employer
 jurisdiction)                   Number)                     Identification No.)


             450 DONALD LYNCH BOULEVARD, MARLBOROUGH, MA 01752-4748
             ------------------------------------------------------
             (Address of Principal Executive Offices)    (Zip Code)


                                 (508) 460-1600
                                 --------------
                Registrant's Telephone number including area code




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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

On February 24, 2004, Media 100 Inc. issued a press release announcing the Company is actively seeking additional capital or a sale of all or part of the Company's business, which may involve a reorganization, and expects to make a more definitive announcement regarding whether or not such a transaction will occur within the next two weeks. The full text of that press release is attached as Exhibit 99.1 hereto.





                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    MEDIA 100 INC.


                                    By:   /s/ Steven D. Shea
Date:  February 24, 2004                  Steven D. Shea
                                          Chief Financial Officer and Treasurer
                                          (Chief Financial Officer)

                                  EXHIBIT INDEX


Exhibit Number    Title
--------------    -----

     99.1 Press release issued by Media 100 Inc. on February 24, 2004, furnished in accordance with Item 12 of this Current Report on Form 8-K.